ANNUAL MEETING 2010
Southwest Iowa Renewable Energy

 The following information contains, or may be deemed to contain,
 “forward-looking statements” within the meaning of Section 27A of the
 Securities Act of 1933, as amended. These forward-looking statements include all statements regarding the current intent, belief or expectations regarding matters covered and all statements which are not statements of historical fact. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. The future results of the issuer may vary from the results expressed in, or implied by, forward-looking statements, possibly to a material degree. Since these factors can cause results, performance and achievements to differ materially from those discussed in this presentation, you are cautioned not to place undue reliance on the forward-looking statements. Southwest
 Iowa Renewable Energy, LLC (“SIRE”) will update these forward-looking statements to reflect any material changes occurring prior to the completion of the offering. For a discussion of some of the important factors that could cause results to differ from those expressed in, or implied by, the forward-looking statements contained herein, please refer to SIRE’s Annual Report (SEC File No. 083-00131), in particular, the
 “Risk Factors” section. The forward-looking statements in this document are excluded from the safe harbor protection of Section 27A of the
 Securities Act of 1933.
CONFIDENTIALITY

Plant Completion $200,000,000 Investment
FISCAL YEAR 2009 IN REVIEW

SIRE PLANT COST
     Millions
Grain and Feed Storage $ 10.0
Rail Loop Track  $ 13.0
Steam Line   $ 15.5
Turbine   $ 5.5
Gas Boilers and Natural Gas   $ 7.0
Water Treatment  $ 2.0
Land    $ 2.0
Infrastructure                          $ 22.0
Plant Process                           $123.0
Total    $200.0
Cost Per Gallon $ 1.82

GRAIN AND FEED
STORAGE
Total Cost $10.0 Million

Bushel capacity 2.6 Million
1,000,000 Bushel Storage
1,000,000 Bushel Storage
❖50,000 bushels/hour unloading
 50,000 bushels/hour unloading
❖Average 32,000 bushels/hour
 Average 32,000 bushels/hour
❖Average Basis $-(.16) per bushel
 Average Basis $-(.16) per bushel
Competition
Competition
❖All truck delivery within 75 mile radius
 All truck delivery within 75 mile radius

Downtown Location
Downtown Location
1,600,000 Bushel Storage
1,600,000 Bushel Storage

Feed
❖High Protein
❖High Oil
❖Golden Color
❖Excellent Flow Ability
❖13,000 Tons Storage
 • 4.0 Tons-Silo
 • 9.0 Tons-Building

DDG Load Out
DDG Load Out
13,000 Tons Storage
13,000 Tons Storage

RAIL LOOP TRACK

Looped Track
Looped Track
Freight Advantage-West Coast, Dallas, East Coast
Freight Advantage-West Coast, Dallas, East Coast

Distillers Dried Grain
Lease Cars-200 (Net)
Distillers Dried Grain
Lease Cars-200 (Net)
10 year lease
10 year lease
FY 2009-35% DDG Rail
FY 2009-35% DDG Rail
FY 2010-42% DDG Rail
FY 2010-42% DDG Rail

Alcohol Leased Cars-325
Alcohol Leased Cars-325
10 Year Lease
10 Year Lease
FY 2009-97% Alcohol Rail
FY 2009-97% Alcohol Rail
FY 2010-93% Alcohol Rail
FY 2010-93% Alcohol Rail
Looped Track
Looped Track

RAIL DATA
❖ Iowa Interstate Railroad currently handles initial
 switching of cars from SIRE.
❖ This contract allows SIRE direct access to five Class 1
 railroads to include
 – Union Pacific (Local)
 – Burlington Northern (Local)
 – Kansas City Southern (Kansas City, KS)
 – CSX Railroad (Chicago, IL)
 – Norfolk Southern (Chicago, IL)

Locally SIRE can ship cars via IAIS, BN and UP. KCS is
serviced from Omaha/ Council Bluffs through the BN.
CSX and NS are serviced through IAIS in Chicago.

U
P
BN
IA
IS

STEAM LINE

10 Year Steam Line Contract
10 Year Steam Line Contract
6,600 Ft.
6,600 Ft.

3 Year Fixed Price + Indexed After 3 Years
3 Year Fixed Price + Indexed After 3 Years
VS.
VS.
Volatile Natural Gas Price
Volatile Natural Gas Price

TURBINE

Steam turbine transferred to MEC December, 2009
Steam turbine transferred to MEC December, 2009
Attractive 5 Year Electric Rate
Attractive 5 Year Electric Rate

BOILER

Natural Gas Boilers
Natural Gas Boilers
Cost-$7,000,000
Cost-$7,000,000

FISCAL YEAR 2009 IN REVIEW
Staff Development and Survival
❖ Year of challenges and start up
❖ Employee turnover 31%
Operations
❖ Started February 2009
❖ Production ran at 84% of nameplate capacity
❖ Steam Energy was 35% of MMBTU used
Safety
❖ Average ERI Safety Audit Score-84%
❖ Total days without a Lost Time Accident-173 days
Banking
❖ Completion of banking agreement in August 2009
❖ EBITDA for Fiscal Year - ($2,900,000)

Geoff Christensen

Gina Chapman and Betty Harmsen

Duane Herperger

CURRENT FISCAL YEAR 2010 IN REVIEW
Personnel
❖ Continued development of staff for consistency and stability
❖ Employee turnover 6%
Continued improvement in Plant Operations
❖ Production running at 100% of nameplate capacity
❖ Steam energy is 74% of MMBTU used
Safety
❖ Average ERI Safety Audit Score-92%
❖ Total days without a Lost Time Accident-135 on going days
EBITDA
❖ 3 Months ended December 31, 2010
❖ + $5,266,000
❖ Current with all bank obligations

FISCAL YEAR COMPARISON
     FY 2009 FY 2010
     7 Months 3 Months
Employee Turnover  31%   6%
Operating Capacity  84%  100%
Steam Line MMBTUs VS.
Natural Gas MMBTUs  35%   74%
Safety ERI Score  84%   92%
Consecutive Days W/O Lost Time       173    135 on going
EBITDA   ($2,900,000) +$5,266,000

FUTURE OPERATION PLANS
Future Improvements
❖ Shut down
❖ Additional grain storage
❖ Improved water treatment facility
Increased capacity above nameplate
❖ Minimum capital improvements
❖ Additional value-added products
 • Corn Oil

2010 PRODUCTION

ANNUAL MEETING 2010
Southwest Iowa Renewable Energy